Exhibit 21.1

Subsidiaries of Integrated Electrical Services, Inc.

As of May 20, 2005

Company Name	State of Incorporation
Aladdin Ward Electric & Air, Inc.	Florida
Amber Electric, Inc.	Florida
ARC Electric, Incorporated	Delaware
Bachofner Electric, Inc.	Delaware
Bear Acquisition Corporation	Delaware
Bexar Electric Company, Ltd.	Texas
Bexar Electric II LLC	Arizona
Brink Electric Construction Co.	South Dakota
IES College Station Holdings LLC f/k/a Britt Rice Holdings LLC	Arizona
IES College Station Management f/k/a Britt Rice Management LLC	Arizona
Bryant Electric Company, Inc.	North Carolina
BW Consolidated, Inc.	Nevada
BW/BEC II LLC	Arizona
BW/BEC, Inc.	Delaware
BW/BEC, L.L.C.	Nevada
IES East McKeesport, Inc. f/k/a Canova Electrical Contracting, Inc.	Delaware
IES Austin Holdings LLC f/k/a Carroll Holdings LLC	Arizona
IES Austin Management LLC f/k/a Carroll Management LLC	Arizona
Charles P. Bagby Co., Inc.	Alabama
Collier Electric Company, Inc.	Florida
Commercial Electrical Contractors, Inc.	Delaware
Cross State Electric, Inc.	California
Cypress Electrical Contractors, Inc.	Delaware
Daniel Electrical Contractors, Inc.	Florida
Daniel Electrical of Treasure Coast, Inc.	Florida
Daniel Integrated Technologies, Inc.	Florida
Davis Electrical Constructors, Inc.	South Carolina
Electro-Tech, Inc.	Nevada
EMC Acquisition Corporation	Delaware
Ernest P. Breaux Electrical, Inc.	Delaware
Federal Communications Group, Inc.	Delaware
Florida Industrial Electric, Inc.	Florida
General Partner, Inc.	Alabama
H.R. Allen, Inc.	South Carolina
Hatfield Reynolds Electric Company	Arizona
Haymaker Electric, Ltd.	Alabama
Holland Electrical Systems, Inc.	Delaware
Houston Stafford Holdings LLC	Arizona
Houston-Stafford Electric Holdings III, Inc.	Delaware
Houston-Stafford Electrical Contractors LP	Texas
Houston-Stafford Holdings II LLC	Delaware
Houston-Stafford Management LLC	Arizona
ICS Holdings LLC	Arizona
IES Albuquerque, Inc. f/k/a DKD Electric Co., Inc.	New Mexico

Subsidiaries of Integrated Electrical Services, Inc.

As of May 20, 2005

Company Name	State of Incorporation
IES Austin Holding LP f/k/a Carroll Systems LP	Texas
IES Austin Holdings II LLC f/k/a Carroll Holdings II LLC	Delaware
IES Austin, Inc. f/k/a Carroll Systems, Inc.	Delaware
IES Charlotte, Inc. f/k/a Howard Brothers Electric Co., Inc.	Delaware
IES College Station Holdings II LLC f/k/a Britt Rice Holdings II LLC	Delaware
IES College Station Holdings LP f/k/a B Rice Electric LP	Texas
IES College Station Management LLC f/k/a Britt Rice Electric LLC	Delaware
IES Communications, Inc.	Delaware
IES Contractors Holdings LLC	Arizona
IES Contractors Management LLC	Arizona
IES Contractors, Inc.	Delaware
IES Decatur, Inc. f/k/a Goss Electric Company, Inc.	Delaware
IES ENC Management, Inc.	Delaware
IES ENC, Inc. f/k/a 1st Group Telecommunications, Inc.	Delaware
IES Federal Contract Group LP	Texas
IES Holdings II LLC	Delaware
IES Holdings, LLC	Arizona
IES Management ROO, LP	Texas
IES Management, LP	Texas
IES Meridian, Inc. f/k/a Anderson & Wood Construction Co., Inc.	Delaware
IES Oklahoma City, Inc. f/k/a Delco Electric, Inc.	Delaware
IES Operations Group, Inc.	Delaware
IES Properties Holdings II LLC	Arizona
IES Properties Holdings, Inc.	Delaware
IES Properties Management, Inc.	Delaware
IES Properties, Inc.	Delaware
IES Properties, LP	Texas
IES Raleigh, Inc. f/k/a Tech Electric, Inc.	Delaware
IES Reinsurance, Ltd.	Bermuda
IES Residential Group, Inc.	Delaware
IES Specialty Lighting, Inc.	Delaware
IES Valdosta, Inc. f/k/a Ace/Putzel Electric, Inc.	Georgia
IES Ventures, Inc.	Delaware
IES Wilson, Inc. f/k/a T&H Electrical Corporation	Delaware
Integrated Electric Finance, Inc.	Delaware
Intelligent Building Solutions, Inc.	Delaware
J.W. Gray Electric Co., Inc.	Delaware
J.W. Gray Electrical Contractors LP	Texas
J.W. Gray Holdings II LLC	Delaware
J.W. Gray Holdings, LLC	Arizona
J.W. Gray Management LLC	Arizona
Kayton Electric, Inc.	Nebraska
Key Electrical Supply, Inc.	Texas
Linemen, Inc.	Delaware

Subsidiaries of Integrated Electrical Services, Inc.

As of May 20, 2005

Company Name	State of Incorporation
Mark Henderson, Incorporated	Delaware
Menninga Electric, Inc.	Delaware
Mid-States Electric Company, Inc.	Delaware
Mills Electric LP	Texas
Mills Electric Holdings II LLC	Delaware
Mills Electrical Contractors, Inc.	Delaware
Mills Electrical Holdings LLC	Arizona
Mills Management LLC	Arizona
Mitchell Electric Company, Inc.	Arizona
M-S Systems, Inc.	Tennessee
Murray Electrical Contractors, Inc.	Delaware
NBH Holding Co., Inc.	Delaware
Neal Electric LP	Texas
Neal Electric Management LLC	Arizona
New Technology Electrical Contractors, Inc.	Delaware
Newcomb Electric Company, Inc.	Delaware
Pan American Electric Company, Inc.	New Mexico
Pan American Electric, Inc.	Tennessee
Paulin Electric Company, Inc.	Delaware
Pollock Electric, Inc.	Delaware
Pollock Summit Electric LP	Texas
Pollock Summit Holdings II LLC	Delaware
Pollock Holdings, Inc.	Arizona
PrimeNet, Inc.	Delaware
Primo Electric Company	Delaware
Raines Electric Co., Inc.	Delaware
Raines Electric LP	Texas
Raines Holdings II LLC	Delaware
Raines Holdings LLC	Arizona
Raines Management LLC	Arizona
Riviera Electric, LLC	Delaware
RKT Electric, Inc.	Delaware
Rockwell Electric, Inc.	Delaware
Rodgers Electric Company, Inc.	Washington
Ron’s Electric, Inc., dba IES-North Plains	Delaware
SEI Electrical Contractor, Inc.	Florida
Spectrol, Inc.	Delaware
Summit Electric of Texas, Inc.	Delaware
Tesla Power (Nevada) II LLC	Delaware
Tesla Power (Nevada), Inc.	Nevada
Tesla Power and Automation, LP	Texas
Tesla Power GP, Inc.	Delaware
Tesla Power Properties, LP	Texas
Thomas Popp & Company	Ohio
Valentine Electrical, Inc.	Delaware
Wright Electrical Contracting, Inc.	Delaware